 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): March 2, 2011

Biozone Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-146182	20-5978559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Blvd Suite 800 Miami, FL		33137
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 689-0930

(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 2, 2011, Biozone Pharmaceuticals, Inc. (f/k/a International Surf Resorts, Inc.) (the “Company”) issued a press release announcing that it entered into a binding option and letter of intent to purchase BioZone Laboratories, Inc. and its related companies.

The press release also announced the Company’s name change from “International Surf Resorts, Inc.” to "Biozone Pharmaceuticals, Inc." and its implementation of a ten-for-one forward stock split, as previously described in our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 4, 2011.

A copy of the press release is attached hereto as Exhibit 99.1

Item 9.01	Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 4, 2011
BIOZONE LABORATORIES, INC.
	By:	Roberto Prego Novo
	Name:	Roberto Prego Novo
	Title:	President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 2, 2011